UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 19, 2022

WHIRLPOOL CORPORATION
(Exact name of registrant as Specified in Charter)

Delaware		1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

2000 North M-63,
Benton Harbor,	Michigan		49022-2692
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (269) 923-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	WHR	Chicago Stock Exchange	and	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 19, 2022, Whirlpool Corporation (the "Corporation") held its 2022 annual meeting of stockholders. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Corporation's proxy statement dated March 4, 2022 (the "Proxy Statement"). The results of the stockholder vote are as follows:

a.
Samuel R. Allen, Marc R. Bitzer, Greg Creed, Gary T. DiCamillo, Diane M. Dietz, Gerri T. Elliott, Jennifer A. LaClair, John D. Liu, James M. Loree, Harish Manwani, Patricia K. Poppe, Larry O. Spencer, and Michael D. White were each elected by the stockholders to a term to expire in 2023 or until their respective successors are duly elected and qualified.

Nominees	For	Against	Abstain	Broker Non-Votes
Samuel R. Allen	45,957,810	1,970,937	333,941	4,481,870
Marc R. Bitzer	46,044,576	1,966,131	251,981	4,481,870
Greg Creed	46,935,532	1,168,570	158,586	4,481,870
Gary T. DiCamillo	46,632,745	1,454,561	175,382	4,481,870
Diane M. Dietz	47,665,094	451,394	146,200	4,481,870
Gerri T. Elliott	47,400,960	714,038	147,690	4,481,870
Jennifer A. LaClair	47,568,366	548,179	146,143	4,481,870
John D. Liu	47,274,569	830,588	157,531	4,481,870
James M. Loree	47,565,229	536,981	160,478	4,481,870
Harish Manwani	46,855,035	1,253,839	153,814	4,481,870
Patricia K. Poppe	47,551,003	559,367	152,318	4,481,870
Larry O. Spencer	47,368,738	719,105	174,845	4,481,870
Michael D. White	45,613,629	2,488,990	160,069	4,481,870

b.
The stockholders approved, on an advisory (non-binding) basis, the compensation paid to the Corporation’s named executive officers disclosed in the Proxy Statement, including the Compensation Discussion & Analysis, the compensation tables and related disclosure.

For	Against	Abstain	Broker Non-Votes
45,445,573	2,600,746	216,369	4,481,870

c.	The stockholders ratified the appointment of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for 2022.

For	Against	Abstain
50,714,400	1,881,161	148,997

Website Disclosure
We routinely post important information for investors on our website, whirlpoolcorp.com, in the "Investors" section. We also intend to update the Hot Topics Q&A portion of this webpage as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2022
                            WHIRLPOOL CORPORATION

                            By:     /s/ BRIDGET K. QUINN
                            Name:     Bridget K. Quinn
                            Title:     Assistant General Counsel and Corporate Secretary